Exhibit 99.1

Building a Universal - RAS Franchise Nasdaq: IMRX APRIL 2023 Investor Presentation

FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company's cash, cash equivalents and marketable securities as of March 31, 2023. In addition to the Company's plans to develop, manufacture and commercialize its product candidates, the treatment potential of IMM-1-104, the design, enrollment criteria and conduct of the Phase 1/2a clinical trial, the translation of preclinical data into human clinical data, the ability of initial clinical data to de-risk IMM-1-104 and be confirmed as the study progresses, including the safety, tolerability, pharmacokinetics, pharmacodynamics and potential efficacy of IMM-1-104; the potential advantages and effectiveness of the company's clinical and preclinical candidates, the timing of additional trial updates, recommended phase 2 dose and additional safety data, the indications to be pursued by the Company in the Phase 2a portion of the study, the timing of submission of the IND for IMM-6-415, the filing with, and approval by, regulatory authorities of our product candidates, the sufficiency of funds to operate the business of the Company, statements regarding the Company's ability to advance its pipeline and further diversify its portfolio and make progress towards its longstanding goal of creating better medicines for cancer patients, the Company's cash needs and availability, including our revenue streams, projected cash runway and current operating plans, and the plans and objectives of management for future operations.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: our limited operating history; our history of operating losses; our ability to raise the substantial additional capital that will be required to finance our operations; the difficulty of obtaining regulatory approval for any of our current or future product candidates; our ability to submit an Investigational New Drug application ("IND"), or IND amendments or comparable documents in foreign jurisdictions in order to commence clinical trials on the timelines we expect; our limited experience in designing and conducting clinical trials; the timing of the initiation, progress and potential results of our ongoing and planned preclinical studies and clinical trials and our research programs, including our Phase 1/2a clinical trial; our ability to successfully complete our Phase 1/2a clinical trial, or any planned clinical trials and for those trials to produce positive results; the risk of substantial delays in completing, if at all, the development and commercialization of our current or future product candidates; risks related to adverse events, toxicities or other undesirable side effects caused by our current or future product candidates; the risk of delays or difficulties in the enrollment and/or maintenance of patients in clinical trials; our substantial reliance on the successful development of our current and future product candidates, as well as our platform, including our proprietary technologies such as DCT and Fluency; risks related to competition in our industry; the market opportunity for our product candidates, if approved; risks related to manufacturing; risks related to our reliance on third parties; risks related to our intellectual property; and risks related to the pandemic related to COVID-19, its variants and future pandemics.

These and other important factors discussed under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.

Data of trametinib, cobimetinib, binimetinib, selumetinib, encorafenib and AMG-510 (now known as sotorasib) as compared to IMM-1-104 presented in this presentation is based on head-to-head studies where these therapies have been purchased from commercial sources rather than the pharmaceutical company commercializing or developing, as applicable, the compound.

2

Immuneering

Differentiated Approach

- Targeting **Universal-RAS** patient population versus limited single mutation targeted approaches
- **Once-Daily Oral Dosing**
- **Deep cyclic inhibition** targeted, based on:
  - **Manyfold higher C_{MAX}**
  - and **short half-life**
- Approach designed to **spare healthy cells** and potential to **limit adaptive resistance**
- **Monotherapy-Focused** initially, with combination potential

IMM-1-104 Demonstrated Universal-RAS Potential

- **Robust preclinical activity** observed in:
  - Pancreatic Cancer ($KRAS^{G12C \& G12V}$)
  - NSCLC ($KRAS^{G12S}$)
  - CRC ($KRAS^{G12D}$)
  - Melanoma ($NRAS^{Q61R}$)
  - And others
- Hypothesis for IMM-1-104 from **proprietary model** that identified counterintuitive and novel deep cyclic inhibition approach
- **Validated using** proprietary **bioinformatics & 3D tumor growth assays**

Key Inflection Points Expected in Near Term

- **Initial Phase 1 PK, PD, safety data support profile for** IMM-1-104 believed to be necessary for **Deep Cyclic Inhibition**
- **Investigator enthusiasm high**; broad inclusion criteria
- **Additional trial updates expected on a periodic basis; RP2D** expected in early 2024
- **IMM-6-415** IND expected in Q4 2023
- **Cash runway projected into Q4 2024**

3 Immuneering

PROGRAM INDICATION DISCOVERY IND - ENABLING PHASE 1 PHASE 2 PHASE 3 ANTICIPATED MILESTONES IMM - 1 - 104 Universal - RAS Phase 1/2a Trial Enrolling; RP2D expected in early 2024 IMM - 6 - 415 Universal - MAPK IND filing expected in Q4 2023 Multiple additional programs in discovery phase Development Pipeline 4 Once Daily (QD) Twice Daily (BID) Wholly Owned Product Portfolio Differentiated by Indication and Half - life Preliminary estimated Cash, cash equivalents and marketable securities as of March 31, 2023 of $91.5M* projected to fund operations into Q4 2024 *Our actual consolidated financial results as of March 31, 2023 are not yet available. Our financial closing procedures for t he first quarter ended March 31, 2023 are not yet complete and, as a result, our final results upon completion of those procedures may differ materially from our preliminary estimates. The preliminary consolidated financial data presented above as of March 31, 2023 is not a comprehensive statement of our financia l p osition or operating results; reflects our preliminary estimates based on information available as of the date of this presentation; and is subject to chan ge, and those changes may be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

IMM - 1 - 104

6 IMM - 1 - 104 Target Profile Potential for Universal - RAS Activity Deep Cyclic Inhibition ; Once - Daily Oral Dosing Short plasma half - life to minimize drug trough Initially being developed as Monotherapy Designed to Resist CRAF - bypass in RAS mutant tumors • Phase 1 recruiting all - comer RAS solid tumors: NCT05585320 • First patient dosed November 2022 • Initial Phase 1 PK, PD and safety d ata reported at AACR 2023

7 IMM - 1 - 104’s Potential: Universal - RAS * ' * $ * 5 * 6 4 * .5$62WKHU $OOQGLFDWLRQV *(1( 15$6 +5$6 .5$6 NRAS (14.12%) Targeted KRAS G12C • Based on 27,461 out of 148,268 (18.5%) patients with RAS - mutated tumors in the AACR GENIE database, v13.0 • Percentage of overall mutation shown under RAS paralogue. Select mutation percentages within KRAS are shown HRAS (2.78%) KRAS (83.10%) Compared to single - mutation targeted approaches, our Universal - RAS approach potentially addresses a much larger patient population

8 MoA Target Engagement GOAL : Prevent MAPK - pathway bypass events, for expanded activity into RAS mutant setting Near - Zero Drug Trough GOAL : Short plasma half - life to improve tolerability and limit adaptive resistance, so every day is a drug holiday Dramatic PK C MAX Pulse GOAL : Achieve many fold higher drug free fraction C MAX to break tumor addiction Deep, Cyclic Inhibition Plasma PK – 5 Day Comparison Days Conceptual illustration of deep cyclic inhibition (purple) vs. chronic pathway ablation (brown)

Initial Phase 1 PK, PD and Safety Data for IMM-1-104

First demonstration of novel deep cyclic inhibition mechanism in humans

Deep Cyclic Inhibition (DCI)

Initial pharmacokinetic (PK), pharmacodynamic (PD) and safety data support profile for IMM-1-104 believed to be necessary for Deep Cyclic Inhibition (DCI)

Significant PK C_{MAX}

Significant levels of PK C_{MAX} observed (~1uM free fraction C_{MAX} at 160 mg QD p.o. doses)

Short Half-life Observed

Observed IMM-1-104 half-life of approximately 2 hours, as projected in Immuneering's preclinical modeling

Safety Data

IMM-1-104 well tolerated with no dose-limiting toxicities (DLTs) or serious adverse events (SAEs) observed

Trial Timeline Acceleration

Potentially therapeutic doses of IMM-1-104 now likely to be reached earlier than previously planned due to acceleration of trial timeline

RP2D

Recommended Phase 2 Dose (RP2D) now expected in early 2024

Clinical data timeline reported through April 10th, 2023 (i.e., ~20 weeks since first patient dosed)

9

Immuneering

10 Patient Status Summary for IMM - 1 - 104 Phase 1 Dose Escalation Clinical data timeline reported through April 10th, 2023 (i.e., ~20 weeks since first patient dosed) # Patient RAS Mutation Dose Level Dose C1D1 (t 1/2 ) C1D15 (t 1/2 ) Mean (t 1/2 ) IMM - 1 - 104 Status 1. PANCREATIC KRAS - G12D I 40 mg QD p.o. 1.82 hours 2.10 hours 1.96 hours Off Treatment 2. COLORECTAL KRAS - G12V II 80 mg QD p.o. 1.41 hours 1.43 hours 1.42 hours Off Treatment 3. COLORECTAL NRAS - Q61L III 160 mg QD p.o. 2.04 hours 1.83 hours 1.94 hours Off Treatment 4. COLORECTAL NRAS - Q61K III 160 mg QD p.o. 1.91 hours 1.97 hours 1.94 hours On Treatment 5. PANCREATIC KRAS - G12D IV 320 mg QD p.o. t.b.d. t.b.d. t.b.d. On Treatment • No DLTs or SAEs observed; No drug - related AEs beyond grade 1 have been reported in dose levels III or IV • Early PK data were approximately dose linear with no drug accumulation • Actively enrolling patients at 320 mg QD p.o. with 2 additional patients already consented (KRAS - G12V Pancreatic and KRAS - G12S Colorectal)

0 3 6 9 12 15 18 21 24 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 0 10 20 30 40 50 60 70 80 90 100 Time (hours) I M M - 1 - 1 0 4 [ n g / m L ] AACR poster PK/PD: Pt.3 & Pt.4 ERK % Baseline Pt.3 PK (ng/mL) p h o s p h o : t o t a l - E R K ( % B a s e l i n e ) Pt.4 PK (ng/mL) Pt.3 p/t-ERK (% baseline) Pt.4 p/t-ERK (% baseline) 87 - 92% ↓ p/t - ERK C max ≳ 2,000 ng/mL C min ≳ 6 - 8 hours 11 ~ 90% Pharmacodynamic Inhibition of pERK • Dose Level III: Cycle 1 Day 1 (C1D1) PK (solid), BK (dotted), and PD (dotted) for patient 3 ( purple ) and 4 ( blue ), both at 160 mg QD p.o. • PK plasma: pre - dose (0), 0.5, 1, 1.5, 2*, 4, 6, 8, 24 hours; PD plasma: PK - matched without 0.5 or 1.5 hours (*poor sample qualit y for Pt.4 at 2 hour) • PD method: A549 (KRAS G12S ) cells were exposed to patient plasma for 2 - hours before quantifying phosphorylated and total ERK and MEK 0 3 6 9 12 15 18 21 24 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 0 10 20 30 40 50 60 70 80 90 100 Time (hours) I M M - 1 - 1 0 4 [ n g / m L ] AACR poster PK/PD: Pt.3 & Pt.4 MEK % Baseline Pt.3 PK (ng/mL) p h o s p h o : t o t a l - M E K ( % B a s e l i n e ) Pt.4 PK (ng/mL) Pt.3 p/t-MEK (% baseline) Pt.4 p/t-MEK (% baseline) IMM - 1 - 104 PK/PD (pMEK) data shows suppression of pathway bypass 55 - 59% ↓ p/t - MEK C max ≳ 2,000 ng/mL C min ≳ 6 - 8 hours ≥ 90% MEK occupancy PK: C max ≳ 1 μM FF PK: C min ≳ 6 - 8 hours Modeled PK/BK, Drug Free - Fraction (FF) † shows high Cmax † Hoare, Sam RJ. "Analyzing kinetic binding data." Assay Guidance Manual [Internet] (2021) IMM - 1 - 104 PK/PD (pERK) shows MAPK pathway suppression

IMM-1-104: Phase 1/2 Clinical Trial Plan

First Time in Humans

IMM-1-104
(Dual MEK inhibitor)

IND cleared; First patient dosed on Nov 21, 2022

Dose Escalation Phase 1a*

Bayesian Design (mTPI-2) escalation in select solid tumor types*

≤12 patients expected

Dose Evaluation Phase 1b*

Dose Evaluation and RP2D

~12-20 patients expected; "bake off" between dose levels per Project Optimus

Dose Expansion - Phase 2a**

Expansion 1:

- **RAS mutated Pancreatic (PAAD)** (~40 pts)

Expansion 2:

- **RAS Mutated Melanoma** (~40 pts)

Expansion 3 & 4: *biomarker stratification*

- **RAS Mutated NSCLC-Adeno** (~40 pts)
- **RAS Mutated, APC *wt* CRC** (~40 pts)

* Solid tumor, all comer with evidence of RAS mutation
** Simon 2-Stage Design. Proposed tumor types may change based upon preclinical PGx studies and clinical function review

- **RP2D = Recommended Phase 2 Dose**
- **PGx = Pharmacogenomics**

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Immuneering

Phase 1 Sites

ClinicalTrials.gov Identifier: NCT05585320

United States, California

City of Hope
- Duarte, California, United States, 91010
- Principal Investigator: Vincent Chung, MD

United States, New York

MD Weill Cornell Medicine
- New York, New York, United States, 10021
- Principal Investigator: Anna Pavlick, DO

United States, Texas

MD Anderson Cancer Center
- Houston, Texas, United States, 77030
- Principal Investigator: Shubham Pant, MD

NEXT Oncology
- San Antonio, Texas, United States. 78229
- Principal Investigator: David Sommerhalder, MD

United States, Virginia

NEXT Oncology
- Fairfax, Virginia, United States, 22031
- Principal Investigator: Alex Spira, MD, PhD

- Investigator enthusiasm remains high
- Broad RAS inclusion criteria (Solid Tumors, All Histologies)

13

Immuneering

IMM - 1 - 104 Preclinical Data

IMM-1-104 Demonstrated Universal-RAS Potential

132 Tumor Models

75 = RAS Mutant



Humanized
3D-TGA

Kolitz, et al. 2023
AACR: Targeting RAS
Philadelphia, PA

Tissue	Response #	Non-Response #
Pancreatic †	**17**	**2**
Melanoma †	**22**	**0**
Lung †	**19**	**6**
CRC	**20**	**5**
Thyroid	6	1
Soft Tissue	2	1
Breast	2	6
Gastric	4	2
Ovary	3	2
Prostate	1	2
Fibrosarcoma	1	0
Liver	4	2
Neuroblastoma	1	1
Total	**102** (77.3%)	**30** (22.7%)

RAS, RAF mutation	Response #	Non-Response #
NRAS G12	2	0
NRAS G13	1	0
NRAS Q61	17	2
KRAS A146	1	0
KRAS G12	36	8
KRAS G13 ^	3	1
KRAS Q61	3	0
HRAS G13 *	1	0
BRAF (Class I or II)	21	4
Total	**85** (85.0%)	**15** (15.0%)

RAS, RAF mutation	Response #	Non-Response #
Not Present	17	15
Total	**17** (53.1%)	**15** (46.9%)

^ 1 model also bearing KRAS Q61 /// * 1 model also bearing NRAS Q61

Response to IMM-1-104 based on 3D-TGA and other preclinical modeling. Parallel translational efforts are focused on projecting patient-aligned molecular profiles or 'Targetability'.

Models tested in 3D-TGA were assigned responsive if dose response IC50 < 1uM (sensitive) or IC50 ≥ 1 with >25% reduction at 10uM (intermediate), and non-responsive otherwise (resistant)

† Select 3D-TGA models: (1.) Pancreatic MIA PaCa-2 (sensitive/responsive), (2.) Pancreatic Capan-2 (intermediate/responsive), (3.) Melanoma SK-MEL-2 (sensitive/responsive), (4.) Lung A549 (intermediate/responsive)

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Immuneering

Humanized 3D - TGA Pharmacogenomics (PGx) Modeling 16 Nair, et al. 2023, AACR: National Meeting, Orlando, FL • Cell lines tested in 3D - TGA (N=132) were assigned response of sensitive (IC50 < 1uM), intermediate (IC50 ≥ 1 and >25% reduction at 10uM), and resistant otherwise • The dark line on each plot represents the median of the individual curves • Vertical gray boxes match C max IMM - 1 - 104 drug free - fractions attained in patients 3 and at 160 mg QD p.o. (both at Dose Level 3 in Phase 1 trial) 0 25 50 75 100 1 10 100 1000 10000 Dose (nM) % E d U ( N o r m a l i z e d t o V e h i c l e C o n t r o l ) 3D TGA Results − Gold Standard IMM−1−104 0 25 50 75 100 1 10 100 1000 10000 Dose (nM) % E d U ( N o r m a l i z e d t o V e h i c l e C o n t r o l ) 3D TGA Results − Gold Standard IMM−1−104 N = 38 Models N = 64 Models N = 30 Models Sensitive Intermediate Resistant Attained Clinical Free Fraction C max of ~1 uM Aligns with 3D - TGA Response Categorization

IMM - 1 - 104 Demonstrated Universal - RAS Potential ELN: PJK03-0013PK 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po IMM-1-104 (TGI = 76%) (TGI = 90%) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Copy of __Pres Data: TV (mm3) - Dose Range - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 100 mg/kg IMM-1-104 BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po MIA PaCa - 2 N=12 TGI Day21 = 122% TGI Day21 = 108% KRAS G12C PANC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po A - 549 N=12 TGI Day28 = 95% TGI Day28 = 91% KRAS G12S NSCLC Colon - 26 N=8 TGI Day10 = 108% TGI Day10 = 84% KRAS G12D CRC SK - MEL - 2 N=12 0 3 6 9 12 15 18 21 0 100 200 300 400 500 600 700 800 900 1000 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Mic Drop Panel: TV (mm3) - DR IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po TGI Day21 = 100% TGI Day21 = 75% TGI Day21 = 91% NRAS Q61R MEL CRC = colorectal cancer; NSCLC = non - small cell lung cancer; MEL = melanoma; PANC = pancreatic cancer Maximum Effective Dose Range in Mice (plasma t 1/2 = 1.3 hours) is 100 mg/kg to 150 mg/kg BID po Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0)/(Ci – C0)]x100 ; T = treatment groups ; C = control groups *Well - tolerated at top doses with no more than 3 - 6% median body weight loss (BWL) ** Capan - 2 PANC model, as reported at ASCO 2022 (0% TGI for sotorasib and adagrasib at top doses) Well Tolerated : Median Body Weight Loss ≤ 3 - 6%* of baseline at top doses 17 ELN: PJK03-0013PK 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po IMM-1-104 (TGI = 76%) (TGI = 90%) N=12 KRAS G12V PANC 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) Capan - 2 TGI Day21 = 84 % TGI Day21 = 61 % IMM - 1 - 104 demonstrated significant and consistent Tumor Growth Inhibition (TGI)

Pancreatic: Head - to - Head Comparison of IMM - 1 - 104 +/ - Sotorasib in a KRAS - G12C Pancreatic Tumor Model MIA PaCa - 2 (KRAS G12C ) Pancreatic Xenograft Tumor Model in Athymic Nude Mice Sotorasib was commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (T i – T 0 )/(C i – C 0 )]x100%; Expanded TGI formula vs. previous 1 - [T/C]x100% method IMM - 1 - 104 as compared to sotorasib demonstrated tumor regression, both with insignificant BWL 18 (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) Copy of __Pres Data: TV (mm3) - 100 - AMG-510 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg AMG-510 QD po : 0 mg/kg Vehicle BID po Median Body Weight Loss 0% of Baseline 100 mg/kg Shown (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) Copy of __Pres Data: TV (mm3) - 150 mg - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) Copy of __Pres Data: TV (mm3) - 150 mg - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po (N=12, per group) Median Body Weight Loss < 1.8% of Baseline 150 mg/kg Shown (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) __Data: TV (mm3) - ALL combinations together 0 mg/kg Vehcile QD po : 0 mg/kg Vehicle BID po 30 mg/kg AMG-510 QD po : 50 mg/kg IMM-1-104 BID po 30 mg/kg AMG-510 QD po : 100 mg/kg IMM-1-104 BID po 30 mg/kg AMG-510 QD po : 150 mg/kg IMM-1-104 BID po IMM - 1 - 104 : Sotorasib 0 : 0 0 : 30 150 : 0 150 : 30 NO TREATMENT + 21 Days 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) __Data: TV (mm3) - ALL combinations together 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po 30 mg/kg sotorasib QD po : 50 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 100 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po TREATMENT 21 Days Median Body Weight < 1.0% of baseline at top dose combination IMM - 1 - 104 : Sotorasib 50 : 30 100 : 30 150 : 30 Sotorasib 10 - 30 - 100 mg/kg QD p.o.) IMM - 1 - 104 + Sotorasib (50 - 100 - 150 mg/kg BID + 30 mg/kg QD) IMM - 1 - 104 (50 - 100 - 150 mg/kg BID p.o.) IMM - 1 - 104 + Sotorasib (150 mg/kg BID + 30 mg/kg QD) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) __Pres Data: TV (mm3) - 100 - AMG-510 100 mg/kg AMG-510 QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po TGI top - combo = 131% TGI = 122% TGI = 127%

Pancreatic: Head - to - Head Comparison of IMM - 1 - 104 vs. Sotorasib and Adagrasib in a KRAS - G12V Pancreatic Tumor Model IMM - 1 - 104 demonstrated tumor regression as compared to no reduction with sotorasib or adagrasib , with insignificant BWL 19 Adagrasib (30, 100 mg/kg QD p.o.) IMM - 1 - 104 (100, 150 mg/kg BID p.o.) Sotorasib (30, 100 mg/kg QD p.o.) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) QD Data: TV (mm3) - AMG-510 Sotorasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg sotorasib QD po MEDIAN: 100 mg/kg sotorasib QD po CAPAN-2 (KRAS-G12V) (N=12, per group) (N=12, per group) (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) QD Data: TV (mm3) - AMG-510 Sotorasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg sotorasib QD po MEDIAN: 100 mg/kg sotorasib QD po CAPAN-2 (KRAS-G12V) Capan - 2 (KRAS G12V ) Pancreatic Xenograft Tumor Model in Athymic Nude Mice Sotorasib and adagrasib were commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (T i – T 0 )/(C i – C 0 )]x100%; Expanded TGI formula vs. previous 1 - [T/C]x100% method Median Body Weight Loss 0% of Baseline Median Body Weight Loss 0% of Baseline Median Body Weight Loss <5.8% of Baseline

Dummer, et al 2017 Lancet S1470 - 2045 (17) 30180 - 8 2.8 months 1.5 months 11.0 months 10.1 months Binimetinib Dacarbazine Hazard Ratio Progression Free Survival Overall Survival 0.62 1.00 NRAS Status Binimetinib Dacarbazine N = 269 N = 133 Q61K 100 (37%) 51 (38%) Q61L 32 (12%) 17 (13%) Q61R 137 (51%) 64 (48%) Wildtype 0 1 (1%) Serious Adverse Events (34% binimetinib vs. 22% dacarbazine) Overall Response Rate (ORR: 15% binimetinib vs. 7% dacarbazine) Melanoma: Phase 3 NEMO Study: Binimetinib vs. Dacarbazine (NRAS mut Melanoma) Summary of Phase 3 NEMO study of Binimetinib as reported in Lancet (c.2017) - a potential opportunity for IMM - 1 - 104 20 2: 1

Melanoma: Head - to - Head NRAS - Q61R Melanoma Xenograft Study: Binimetinib vs. IMM - 1 - 104 in SK - MEL - 2 IMM - 1 - 104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI) SK - MEL - 2 (NRAS - Q61R) Melanoma Xenograft Tumor Model in Athymic Nude Mice CRAF - bypass IMM - 1 - 104 (100 - 125 - 150 mg/kg BID p.o.) Binimetinib (3 - 10 - 30 mg/kg BID p.o.) 0 1 2 3 4 5 6 7 8 9 10111213141516171819202122 0 100 200 300 400 500 600 700 800 900 1000 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) SK-MEL-2 (NRAS-mutant MEL) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po 0 1 2 3 4 5 6 7 8 9 10111213141516171819202122 0 100 200 300 400 500 600 700 800 900 1000 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) SK-MEL-2 (NRAS-mutant MEL) - Binimetinib MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 3 mg/kg Binimetinib BID po MEDIAN: 10 mg/kg Binimetinib BID po MEDIAN: 30 mg/kg Binimetinib BID po 0 1 2 3 4 5 6 7 8 9 10111213141516171819202122 0 100 200 300 400 500 600 700 800 900 1000 Time (days) T u m o r v o l u m e ( M e d i a n ± I n t e r q u a r t i l e ; m m 3 ) SK-MEL-2 (NRAS-mutant MEL) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po N=12, per group N=12, per group TGI = 100% TGI = 91% TGI = 75% TGI = 35% 21 Binimetinib was commercially purchased

CRC: Head - to - Head Comparison of IMM - 1 - 104 Against Selumetinib and Binimetinib in a KRAS - G12D CRC Syngeneic Mouse Tumor Model 0 3 6 9 12 15 18 21 24 27 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Data: TV (mm3) - Selumetinib - 50 only Vehicle 0 mg/kg BID po 50 mg/kg BID po Selumetinib 50 mg/kg BID po Selumetinib - Individual 0 3 6 9 12 15 18 21 24 27 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) Data: TV (mm3) - Binimetinib - 30 dose only Vehicle 0 mg/kg BID po 30 mg/kg BID po Binimetinib 30 mg/kg BID po Binimetinib - Individual Colon - 26 (KRAS - G12D) Syngeneic Colorectal Tumor Model in Balb/c Mice Selumetinib and binimetinib were commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0)/(Ci – C0)]x100%; Expanded TGI formula vs. previous 1 - [T/C]x100% method IMM - 1 - 104 demonstrated greater tumor growth inhibition (TGI), lower body weight loss (BWL) and greater durability via reductions in tumor volume (TV) IMM - 1 - 104 (Clinical) Binimetinib (FDA approved) Selumetinib (FDA approved) 22 N=8, per group N=8, per group N=8, per group

IMM - 6 - 415

IMM - 6 - 415: Monotherapy Activity in RAF and RAS Mutant Tumors Colon - 26 A - 549 SK - MEL - 2 A - 375 KRAS G12S NSCLC KRAS G12D CRC NRAS Q61R MEL BRAF V600E MEL CRC = colorectal cancer; NSCLC = non - small cell lung cancer; MEL = melanoma SITC 2022 Presentation: Maximum Effective Dose Range in Mice ( plasma t 1/2 = 0. 3 to 0.4 hours ): 150 - 180 mg/kg BID Well Tolerated up to Maximum Monotherapy Effective Dose Range of 150 to 180 mg/kg 24 Model HRAS NRAS BRAF NF1 3D-TGA SK-MEL-2 p.Q61R MM127 p.G13R p.G464E n.t. MM415 p.Q61L n.t. MEL-JUSO p.G13D p.Q61L n.t. SK-MEL-30 p.Q61K n.t. Hs852T p.G12V n.t. MeWo LoF n.t. A375 p.V600E SK-MEL-28 p.V600E 3D - Tumor Growth Assay (3D - TGA) sensitivity (green) SK - MEL - 28 BRAF V600E MEL 0 2 4 6 8 10 12 14 16 18 20 22 0 200 400 600 800 1000 1200 1400 1600 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e o r I n d i v i d u a l ; m m 3 ) A549 (KRAS G12S ) 180 mg/kg BID PO MEDIAN: IMM-6-415, 180mg/kg, 10ul/g, p.o., BID × 21 MEDIAN: Vehicle, 0mg/kg, 10ul/g, p.o., BID x 21 IMM-6-415, 180mg/kg, 10ul/g, p.o., BID × 21 N = 12 mice per group ** **** ** P = 0.0015; day 7 **** P < 0.0001; day 10-21 **** **** **** 1104 mm 3 197 mm 3 138 mm 3 2-way ANOVA followed by Tukey for mulitple comparisons

Accelerated Cadence of IMM - 6 - 415 Enhanced Activity of Checkpoint Inhibitors Cyclic disruption of MEK improved overall survival with check point inhibitors (SITC 2022) 25 Schedule Dose (mg/kg) Veh ⍺ PD - 1 (BIW) ⍺ CTLA - 4 (BIW) IMM - 6 - 415 IMM - 6 - 415 + PD - 1 IMM - 6 - 415 + CTLA - 4 BID 120 0/12 7/12 11/12 10/12 BID 60 0/12 0/12 8/12 8/12 BID 30 0/12 0/12 5/12 5/12 QD 120 0/12 0/12 7/12 7/12 QD 60 0/12 1/12 4/12 8/12 QD 30 0/12 0/12 6/12 7/12 BIW 10 0/12 4/12 BIW 10 0/12 4/12 • Number of BALB/c mice (out of 12) with tumors through Day 28 with volumes lower than 2,000 mm 3 Monotherapy Treated Alive at Day 28 Combination ≥ 3 Advantage Syngeneic CT - 26 Model KRAS G12D CRC Presented at SITC (Nov. 2022): RAS wild type MC38 IO model ≥3 advantage only observed in IMM - 6 - 415 (120 p.o. BID) + anti - PD - 1

Corporate

Finance & Intellectual Property

Finance

- Preliminary estimated Cash, cash equivalents and marketable securities as of March 31, 2023: **$91.5M***
- **Cash runway projected into Q4 2024** supports:
  - IMM-1-104:
    - Multiple data readouts from Phase 1/2a trial
  - IMM-6-415:
    - Anticipate IND filing in Q4 2023
  - Research in additional oncology programs

Intellectual Property**

Patents issued/pending:
- Pending U.S. and ex-U.S. applications relating to IMM-1-104
- Pending U.S. provisional and PCT applications relating to IMM-6-415
- Issued U.S. patent and pending application relating to DCT
- Pending U.S. applications to Fluency

Expected patent expiration:
(excluding patent term adjustments, etc.)
- IMM-1-104 = 2041
- IMM-6-415 = 2043
- DCT = 2039
- Fluency = 2039

*Our actual consolidated financial results as of March 31, 2023 are not yet available. Our financial closing procedures for the first quarter ended March 31, 2023 are not yet complete and, as a result, our final results upon completion of those procedures may differ materially from our preliminary estimates. The preliminary consolidated financial data presented above as of March 31, 2023 is not a comprehensive statement of our financial position or operating results; reflects our preliminary estimates based on information available as of the date of this presentation; and is subject to change, and those changes may be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

**As reported in the Company's most recent Annual Report on Form 10-K filed with the SEC

27

Immuneering

28 Milestones Program Milestone Expected Timing IMM - 1 - 104 Initial Phase 1 pharmacokinetic (PK) and safety data COMPLETE IMM - 1 - 104 Initial Phase 1 pharmacodynamic (PD) modeling data and additional PK and safety data COMPLETE IMM - 1 - 104 Additional trial updates On a periodic basis IMM - 1 - 104 RP2D and Additional Safety data Early 2024 IMM - 6 - 415 IND filing Q4 2023

Immuneering

Differentiated Approach

- Targeting **Universal-RAS** patient population versus limited single mutation targeted approaches
- **Once-Daily Oral Dosing**
- **Deep cyclic inhibition** targeted, based on:
  - **Manyfold higher C_{MAX}**
  - and **short half-life**
- Approach designed to **spare healthy cells** and potential to **limit adaptive resistance**
- **Monotherapy-Focused** initially, with combination potential

IMM-1-104 Demonstrated Universal-RAS Potential

- **Robust preclinical activity** observed in:
  - Pancreatic Cancer ($KRAS^{G12C \& G12V}$)
  - NSCLC ($KRAS^{G12S}$)
  - CRC ($KRAS^{G12D}$)
  - Melanoma ($NRAS^{Q61R}$)
  - And others
- Hypothesis for IMM-1-104 from **proprietary model** that identified counterintuitive and novel deep cyclic inhibition approach
- **Validated using** proprietary **bioinformatics & 3D tumor growth assays**

Key Inflection Points Expected in Near Term

- **Initial Phase 1 PK, PD, safety data support profile for** IMM-1-104 believed to be necessary for **Deep Cyclic Inhibition**
- **Investigator enthusiasm high**; broad inclusion criteria
- **Additional trial updates expected on a periodic basis; RP2D** expected in early 2024
- **IMM-6-415** IND expected in Q4 2023
- **Cash runway projected into Q4 2024**

29 Immuneering

Appendix Nasdaq: IMRX April 2023

Our Platform Converts Gene Expression to Counterintuitive Insights

Goal: achieve **broader activity** and **better tolerability** in RAS and beyond mutant disease



RTK
RAS
NANOCLUSTERS
ON
OFF
NF1
RAS
RAF
MEK inh
MEK
ERK
Cancer
Cell
Growth



1st generation MEKi
pd-0325901
Similarity
Time
3 hr
6 hr
24 hr
Disease Cancellation
Disease Amplification
Stronger drug reversal
1st generation MEKi
azd-8330
Disease Cancellation
Disease Amplification

Note: dots are representative of various concentrations

- *IMRX Disease Cancelling Technology - US Patent 11,043,305*

Unlike first generation MEK inhibitors, IMM-1-104 is designed to prevent RAF- and KSR-mediated activation of MEK (i.e., CRAF-bypass) and displays a short plasma half-life to potentially drive deep cyclic inhibition of the pathway.

Data-driven Identification and Optimization of New Medicines to Cancel Cancer Cachexia
Presented by Ben Zeskind at the 12th International Conference of Cachexia, Sarcopenia & Muscle Wasting (SCWD) in Berlin, Dec. 6-8, 2019

31
Immuneering

Deep Cyclic Inhibition Demonstrated Using Transcriptomics Traditional Approach Signaling Dynamics Chronic Suppression → TOXICITY Cyclic Disruption → TOLERABILITY 32 Syngeneic Colon - 26 study (18 days BID dosing; tumor RNA) Syngeneic Colon - 26 study (18 days BID dosing; tumor RNA)

IMM - 1 - 104 is a Dual - MEK Inhibitor Goal deep, cyclic inhibition with ability to prevent MEK - reactivation (improve tolerability and activity) Short plasma half - life to minimize drug trough (~ 1 to 2 hours t 1/2 ) Resists CRAF - bypass in RAS mutant tumors (↓ pERK and pMEK) Ideal Dosing Schedule: ≥ 7 - 8 half lives between doses (BID for < 1.5 hr t 1/2 ; QD for 2 to 3 hr t 1/2 ) IMM - 1 - 104 Mechanism Half - Life + 33 Cadence

Head-to-Head Comparison of IMM-1-104 Against FDA-Approved MEK Inhibitors: CRAF-Bypass Resistance



RTK
RAS
NANOCLUSTERS
ON
OFF
NF1
RAS
RAF
MEK inh
MEK
ERK
Cancer
Cell
Growth



A549KRAS-mut Lung Cancer: pERK and pMEK
pERK
pMEK
CRAF-bypass if > 1.0
CRAF
Bypass
> 1.0
p-Protein : total Protein
(Normalized to DMSO)
10.00
1.00
0.10
0.01
1.00
1.00
0.03
1.24
0.19
6.46
0.17
2.96
0.21
2.45
0.29
0.56
0.1% DMSO
Trametinib
Cobimetinib
Binimetinib
Selumetinib
IMM-1-104
Drug Dose = 100 nM (2 hours exposure; A549)
Decreased
activity for both
MEK & ERK

> ***FDA-Approved MEK inhibitors:*** *Trametinib, Cobimetinib, Binimetinib, Selumetinib commercially purchased*

34

Immuneering

Head - to - Head Comparison of IMM - 1 - 104 Against Binimetinib +/ - Encorafenib in KRAS - G12S NSCLC Tumor Model A549 (KRAS G12S ) NSCLC Xenograft Tumor Model in Athymic Nude Mice Tumor Growth Inhibition (TGI) % = [1 – ( T i – T 0 )/(C i – C 0 )]x100%; Expanded TGI formula vs. previous 1 - [T/C]x100% method Human Dose Equivalent (HDE) binimetinib = 1 - 3 mg/kg BID IMM - 1 - 104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI) Binimetinib and encorafenib were commercially purchased IMM - 1 - 104 (150 mg/kg BID p.o.) (N=12, per group) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po IMM - 1 - 104 (TGI = 95%) IMM - 1 - 104 (TGI = 91%) Binimetinib + Encorafenib (10 mg/kg BID + 60 mg/kg QD p.o.) (N=12, per group) Encorafenib (TGI = 41%) minus 1 TV limit Binimetinib (TGI = 79%) Bin + Enc (TGI = 62%) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 60 mpk QD:10 mpk BID - E:B MEDIAN Vehicle 0 mg/kg QD po : Vehicle 0 mg/kg BID po MEDIAN 60 mg/kg Encorafenib QD po : Vehicle 0 mg/kg BID po MEDIAN Vehicle 0 mg/kg QD po : 10 mg/kg Binimetinib BID po MEDIAN 60 mg/kg Encorafenib QD po : 10 mg/kg Binimetinib BID po 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) T u m o r v o l u m e ( M e d i a n ± Q u a r t i l e ; m m 3 ) **Data: TV (mm3) - 60 mpk QD:10 mpk BID - E:B MEDIAN Vehicle 0 mg/kg QD po : Vehicle 0 mg/kg BID po MEDIAN 60 mg/kg Encorafenib QD po : Vehicle 0 mg/kg BID po MEDIAN Vehicle 0 mg/kg QD po : 10 mg/kg Binimetinib BID po MEDIAN 60 mg/kg Encorafenib QD po : 10 mg/kg Binimetinib BID po 35

Head-to-Head Comparison of IMM-1-104 versus Binimetinib +/- Encorafenib in BRAF-V600E Melanoma Tumor Model

IMM-1-104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI)

IMM-1-104

(100 & 150 mg/kg BID p.o.)



Tumor Volume (Median ± quartile; mm³)
3500
3250
3000
2750
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Time (days)
IMM-1-104
(TGI = 80%)
(TGI = 96%)
(N=12, per group)
MEDIAN Vehicle 0 mg/kg BID po
MEDIAN 100 mg/kg IMM-01-00104 BID po
MEDIAN 150 mg/kg IMM-01-00104 BID po

Binimetinib + Encorafenib

(10 mg/kg BID + 60 mg/kg QD p.o.)



Tumor Volume (Median ± quartile; mm³)
3500
3250
3000
2750
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Time (days)
Binimetinib
(TGI = 51%)
Encorafenib
(TGI = 99%)
Bin + Enc
(TGI = 107%)
(N=12, per group)
MEDIAN Vehicle 0 mg/kg QD po : Vehicle 0 mg/kg BID po
MEDIAN 60 mg/kg Encorafenib QD po : Vehicle 0 mg/kg BID po
MEDIAN Vehicle 0 mg/kg QD po : 10 mg/kg Binimetinib BID po
MEDIAN 60 mg/kg Encorafenib QD po : 10 mg/kg Binimetinib BID po

- A375 ($BRAF^{V600E}$) Melanoma Xenograft Tumor Model in Athymic Nude Mice
- Binimetinib and encorafenib were commercially purchased

- *Tumor Growth Inhibition (TGI) % = $[1 – (T_i – T_0)/(C_i – C_0)]$x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method*
  Human Dose Equivalent (HDE) binimetinib 1-3 mg/kg BID

36

Immuneering

Conclusions (NRAS mutant Melanoma) In the phase 3 NEMO study published in Lancet (c. 2017), binimetinib failed to substantially improve overall survival vs. dacarbazine (11.0 vs. 10.1 months) in NRAS mutant melanoma patients and led to a ~50% increase in serious adverse events (34% vs. 22%). The most common NRAS mutation in the NEMO study was Q61R. We further compared binimetinib vs. IMM - 1 - 104 in vivo using SK - MEL - 2 (NRAS - Q61R). Collectively, our data suggest that binimetinib may not effectively control MAPK pathway reactivation in RAS mutant tumors. In contrast, the deep cyclic inhibition combined with a dual - MEK mechanism of action of IMM - 1 - 104 may offer a unique therapeutic advantage over first generation MEK inhibitors in RAS mutant tumors. 37

38 RAS Mutation Profiles Within Select Tumor Indications • Based on given tumor type of patients with RAS - mutated tumors in the AACR GENIE database, v13.0 • Each RAS paralogue shown as percent overall RAS mutant tumors within each indication • Presented at 2023 AACR: Targeting RAS. Kolitz, et al. (Philadelphia, PA) 4 5 4 . 4 / 4 + * 5 * ' * ' 15$6RWKHU 4 . +5$6RWKHU * & * ' * $ * 5 * 6 * 9 4 * .5$62WKHU 0HODQRPD *(1( 15$6 +5$6 .5$6 * & * $ * 6 4 * .5$62WKHU 3DQFUHDWLF$GHQRFDUFLQRPD *(1( 15$6 +5$6 .5$6 * $ * 5 * 6 4 * .5$62WKHU /XQJ$GHQRFDUFLQRPD *(1( 15$6 +5$6 .5$6 Pancreatic Cancer NRAS = 0.34% HRAS = 0.06% KRAS = 99.60% NRAS = 2.67% HRAS = 0.31% KRAS = 97.02% Lung Cancer Melanoma Colorectal Cancer NRAS = 89.14% HRAS = 5.29% KRAS = 5.57% NRAS = 8.25% HRAS = 0.24% KRAS = 91.51% 4 . * ' 4 5 15$6RWKHU * & * $ * 5 * 6 4 * .5$62WKHU &RORUHFWDO$GHQRFDUFLQRPD *(1( 15$6 +5$6 .5$6

KRAS Mutant Pancreatic (PAAD): Translational Opportunity

Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each

Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each of 5,736

PANCREATIC Patients



87%
Have Altered KRAS: Biomarker Positive
93%
Biomarker Sensitive Profile (80.2% overall)
† 0.7%
Biomarker Resistant Profile (0.6% overall)
† Further Biomarker Stratification Not Required
Patient Number
4601
90
83
81
37
34
14
8
7
4
2
1
4974
106
105
95
45
43
19
KRAS
PIK3CA
APC
STK11
MTOR
PTEN
AKT1
2500
0
Sensitive
Mixed
↑ Resistance
Patient mapping with 3D-TGA

GENIE cohort v13.0-public

The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831

39

NRAS Mutant Melanoma: Translational Opportunity

Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each

Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each of 5,194

MELANOMA
Patients

24% Have Altered NRAS: Biomarker Positive

78% Biomarker Sensitive Profile (19% overall)

† **3%** Biomarker Resistant Profile (0.8% overall)

† Further Biomarker Stratification Not Required



Patient Number
1000
800
600
400
200
0
985
78
69
39
23
22
8
3
12
1
1
2
2
3
1
1
5
1
1
1
1
1
1
1
1
1
1
1265
38
94
59
29
14
94
NRAS
PIK3CA
PTEN
MTOR
STK11
AKT1
APC
1000
0
Sensitive
Mixed
↑ Resistance

Patient mapping with 3D-TGA



GENIE cohort v13.0-public

The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831

40

KRAS Mutant NSCLC (Adeno): Translational Opportunity

Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each

Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each of 16,246

NSCLC-Ad
Patients

33% Have Altered KRAS: Biomarker Positive

66% Biomarker Sensitive Profile (21.5% overall)

†**34%** Biomarker Resistant Profile (Refine Subsets)

† Consider Further Biomarker Stratification



Patient Number
3500
1003
172
116
116
102
57
16
45
28
21
23
8
6
10
7
5
9
9
9
7
3
3
5311
246
104
157
1157
35
200
182
KRAS
PIK3CA
PTEN
MTOR
STK11
AKT1
APC
EGFR
5000
0
Sensitive
↑ Resistance (Further Refine Subsets)

Patient mapping with 3D-TGA



GENIE cohort v13.0-public

The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831

41

KRAS Mutant CRC: Translational Opportunity

Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each

Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each of 14,356

CRC Patients

43% Have Altered KRAS: Biomarker Positive

22% Biomarker Sensitive Profile (9.3% overall)

†**78%** Biomarker Resistant Profile (Refine Subsets)

† Further Refine Biomarker Stratification


Patient Number
3000
2500
2000
1500
1000
500
0
1333 2952 271 64 22 21 19 19 789 208 46 36 33 103 22 3 11 7 3 3 3 7 3 64 12 5 11 37 5 3 11 3 10 5 3 4
6193 KRAS
1278 PIK3CA
427 PTEN
235 MTOR
89 STK11
102 AKT1
4369 APC
125 EGFR
5000 0
Sensitive
↑ Resistance (Further Refine Subsets)

Patient mapping with 3D-TGA



GENIE cohort v13.0-public

The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831

42

Translating IMM - 1 - 104’s Universal - RAS Potential (AACR GENIE ® ) 43 Nair, et al. 2023, AACR: National Meeting, Orlando, FL MAPK + = GENIE patients per indication with activation mutation in KRAS, NRAS, HRAS, BRAF (class I or II), based on 3D - TGA PGx Modeling 0$3.0XWDWHG 1 0$3.:7 1 3$$' 1XPEHURI*(1( 3DWLHQWV RI*(1( 3DWLHQWV PANCREATIC Lower Response Potential | Higher Response Potential Biomarker vs. Population Mutations PAAD For 122 3 D - TGA cell lines where in - house WES data were also collected, the upper plateau - to - 1 uM difference was used to delineate responder from non - responder, and thus train a logistic regression model with 10 - fold cross validation . There were 28 features used, one comprised of a consolidated MAPK mutations status (mutations in K/H/NRAS, GNAQ/ 11 , and BRAF class I/II), and 27 other genes representing key pathways . With an AUC of 0 . 84 on the training cohort and 0 . 72 on test cohort, the model was then applied to GENIE cohorts (above) where all features were included on the testing panel . For each indication of interest, a kernel density plot of the probability of predicted response for the entire cohort (projected onto the negative y - axis), and the MAPK(+) subset (positive y - axis) shows enrichment for higher probability of response with restriction to MAPK alteration status .

Translating IMM - 1 - 104’s Universal - RAS Potential (AACR GENIE ® ) 44 Nair, et al. 2023, AACR: National Meeting, Orlando, FL MAPK + = GENIE patients per indication with activation mutation in KRAS, NRAS, HRAS, BRAF (class I or II), based on 3D - TGA PGx Modeling For 122 3 D - TGA cell lines where in - house WES data were also collected, the upper plateau - to - 1 uM difference was used to delineate responder from non - responder, and thus train a logistic regression model with 10 - fold cross validation . There were 28 features used, one comprised of a consolidated MAPK mutations status (mutations in K/H/NRAS, GNAQ/ 11 , and BRAF class I/II), and 27 other genes representing key pathways . With an AUC of 0 . 84 on the training cohort and 0 . 72 on test cohort, the model was then applied to GENIE cohorts (above) where all features were included on the testing panel . For each indication of interest, a kernel density plot of the probability of predicted response for the entire cohort (projected onto the negative y - axis), and the MAPK(+) subset (positive y - axis) shows enrichment for higher probability of response with restriction to MAPK alteration status . 0$3.0XWDWHG 1 0$3.:7 1 6.&00(/ 1XPEHURI*(1( 3DWLHQWV RI*(1( 3DWLHQWV MELANOMA Lower Response Potential | Higher Response Potential Biomarker vs. Population Mutations SKCM MEL

Translating IMM - 1 - 104’s Universal - RAS Potential (AACR GENIE ® ) 45 Nair, et al. 2023, AACR: National Meeting, Orlando, FL MAPK + = GENIE patients per indication with activation mutation in KRAS, NRAS, HRAS, BRAF (class I or II), based on 3D - TGA PGx Modeling For 122 3 D - TGA cell lines where in - house WES data were also collected, the upper plateau - to - 1 uM difference was used to delineate responder from non - responder, and thus train a logistic regression model with 10 - fold cross validation . There were 28 features used, one comprised of a consolidated MAPK mutations status (mutations in K/H/NRAS, GNAQ/ 11 , and BRAF class I/II), and 27 other genes representing key pathways . With an AUC of 0 . 84 on the training cohort and 0 . 72 on test cohort, the model was then applied to GENIE cohorts (above) where all features were included on the testing panel . For each indication of interest, a kernel density plot of the probability of predicted response for the entire cohort (projected onto the negative y - axis), and the MAPK(+) subset (positive y - axis) shows enrichment for higher probability of response with restriction to MAPK alteration status . ȫ ȫ ȫ 00 3DWLHQW3URMHFWLRQIRU5HVSRQVHLQ*(1(&RKRUWV /8$' 0$3.0XWDWHG 1 0$3.:7 1 /8$' 1XPEHURI*(1( 3DWLHQWV RI*(1( 3DWLHQWV LUNG Lower Response Potential | Higher Response Potential All Patients | Biomarker + Biomarker vs. Population Mutations LUAD

Translating IMM - 1 - 104’s Universal - RAS Potential (AACR GENIE ® ) 46 Nair, et al. 2023, AACR: National Meeting, Orlando, FL MAPK + = GENIE patients per indication with activation mutation in KRAS, NRAS, HRAS, BRAF (class I or II), based on 3D - TGA PGx Modeling For 122 3 D - TGA cell lines where in - house WES data were also collected, the upper plateau - to - 1 uM difference was used to delineate responder from non - responder, and thus train a logistic regression model with 10 - fold cross validation . There were 28 features used, one comprised of a consolidated MAPK mutations status (mutations in K/H/NRAS, GNAQ/ 11 , and BRAF class I/II), and 27 other genes representing key pathways . With an AUC of 0 . 84 on the training cohort and 0 . 72 on test cohort, the model was then applied to GENIE cohorts (above) where all features were included on the testing panel . For each indication of interest, a kernel density plot of the probability of predicted response for the entire cohort (projected onto the negative y - axis), and the MAPK(+) subset (positive y - axis) shows enrichment for higher probability of response with restriction to MAPK alteration status . ȫ ȫ 00 3DWLHQW3URMHFWLRQIRU5HVSRQVHLQ*(1(&RKRUWV &2$'5($'&2$'5($' 0$3.0XWDWHG 1 0$3.:7 1 &2$'5($'&2$'5($' 1XPEHURI*(1( 3DWLHQWV RI*(1( 3DWLHQWV COLORECTAL Lower Response Potential | Higher Response Potential Biomarker vs. Population Mutations COAD READ COADREAD All Patients | Biomarker +

Translating IMM - 1 - 104’s Universal - RAS Potential (AACR GENIE ® ) 47 Nair, et al. 2023, AACR: National Meeting, Orlando, FL MAPK + = GENIE patients per indication with activation mutation in KRAS, NRAS, HRAS, BRAF (class I or II), based on 3D - TGA PGx Modeling For 122 3 D - TGA cell lines where in - house WES data were also collected, the upper plateau - to - 1 uM difference was used to delineate responder from non - responder, and thus train a logistic regression model with 10 - fold cross validation . There were 28 features used, one comprised of a consolidated MAPK mutations status (mutations in K/H/NRAS, GNAQ/ 11 , and BRAF class I/II), and 27 other genes representing key pathways . With an AUC of 0 . 84 on the training cohort and 0 . 72 on test cohort, the model was then applied to GENIE cohorts (above) where all features were included on the testing panel . For each indication of interest, a kernel density plot of the probability of predicted response for the entire cohort (projected onto the negative y - axis), and the MAPK(+) subset (positive y - axis) shows enrichment for higher probability of response with restriction to MAPK alteration status .